Commitments And Contingencies	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
16.	COMMITMENTS AND CONTINGENCIES

Commitments

As of December 31, 2025 and June 30, 2026, the Group had no material purchase commitments, significant capital commitments, long-term obligations or guarantees.

Contingencies

On November 12, 2021, ML Products Inc. filed a lawsuit against Aster U.S. and certain other entities in the U.S. District Court for the Central District of California. ML Products alleges that the defendants, including Aster U.S. and certain related entities, manipulated the Amazon search algorithm to promote sales of their consumer replacement ink and toner cartridges on Amazon.com and seeks damages. Aster U.S. filed a motion to dismiss the complaint on February 9, 2022. On October 12, 2023, ML Products filed a revised complaint against Aster U.S. in a separate action, ML Products Inc. v. Aster Graphics Inc., Case No. 5:23-cv-2094.

As of the date of this report, fact discovery has been completed and expert deposition discovery is underway. The trial, which has been continued several times, is currently scheduled for December 7, 2026.

Given that the litigation remains at a relatively early stage and significant factual and legal issues remain unresolved, the Group is currently unable to determine whether a loss will be incurred or estimate the possible loss or range of loss. No material loss or liability accrual has been recorded as of June 30, 2026.